Summary Prospectus
February 28, 2026

Share Class | Ticker	Cash II | NYCXX

Federated Hermes New York Municipal
Cash Trust

A Portfolio of Federated Hermes Money Market Obligations Trust
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at FederatedHermes.com/us/FundInformation. You can also get this information at no cost by calling 1-800-341-7400, by sending an email request via Contact Us on FederatedHermes.com/us, or from a financial intermediary through which Shares of the Fund may be bought or sold. The Fund’s Prospectus and Statement of Additional Information, both dated February 28, 2026, are incorporated by reference into this Summary Prospectus.

A money market mutual fund seeking to provide current income exempt from federal regular income tax and the personal income taxes imposed by New York State and New York municipalities consistent with stability of principal by investing in a portfolio of high-quality New York tax-exempt securities maturing in 397 days or less.
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
The Fund is a Retail Money Market Fund and is only available for investment to accounts beneficially owned by natural persons.

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Fund Summary Information–Cash II Shares
Federated Hermes New York Municipal Cash Trust (the “Fund”)
RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE
The Fund is a money market fund that seeks to maintain a stable net asset value (NAV) of $1.00 per Share. The Fund’s investment objective is to provide current income exempt from federal regular income tax and the personal income taxes imposed by New York State and New York municipalities consistent with stability of principal.
RISK/RETURN SUMMARY: FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold and sell Cash II Shares (CII) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)
CII
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
CII
Management Fee[1]	0.25%
Distribution (12b-1) Fee	0.25%
Other Expenses	0.43%
Total Annual Fund Operating Expenses[1]	0.93%
Fee Waivers and/or Expense Reimbursements1,[2]	(0.16)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.77%
1
 The Management Fee, Total Annual Fund Operating Expenses and Fee Waivers and/or Expense
Reimbursements have been restated to reflect current fees due to a reduction in the stated gross
Management Fee for the Fund effective January 1, 2025.

2
 The Adviser and certain of its affiliates, on their own initiative, have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding acquired fund fees and expenses, interest expense, extraordinary expenses and proxy-related expenses, if any) paid by the Fund’s CII class (after the voluntary waivers and/or reimbursements) will not exceed 0.77% (the “Fee Limit”) up to but not including the later of (the “Termination Date”):
(a) March 1, 2027; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the
Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the
Termination Date with the approval of the Fund’s Board of Trustees (the “Trustees”).
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 for the time periods indicated and then redeem or hold all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses remain the same. The Example does not reflect sales charges (loads) on reinvested dividends. If these sales charges (loads) were included, your costs would be higher. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
1 Year	$95
3 Years	$296
5 Years	$515
10 Years	$1,143
RISK/RETURN SUMMARY: INVESTMENTS, RISKS and PERFORMANCE
What are the Fund’s Main Investment Strategies?
The Fund invests primarily in a portfolio of high-quality New York tax-exempt securities maturing in 397 days or less. The Fund will invest its assets so that, normally, distributions of annual interest income are exempt from federal regular income tax and the personal income taxes imposed by New York State and New York municipalities. Interest from the Fund’s investments may be subject to the federal alternative minimum tax for individuals (AMT).
Tax-exempt securities are fixed-income securities that, in the opinion of bond counsel to the issuer or on the basis of another authority believed by the Fund’s investment adviser (the “Adviser”) to be reliable, pay interest that is not subject to federal regular income taxes. The types of securities in which the Fund may principally invest include: (a) tax-exempt securities such as the following types, some of which may be subject to credit enhancement: variable rate demand instruments, municipal notes, general obligation bonds, special revenue bonds, private activity bonds and tax-exempt commercial paper; and (b) interests in securities of other investment companies.

In pursuing its investment objective and implementing its investment strategies, the Fund will comply with Rule 2a-7 under the Investment Company Act of 1940, as amended (“1940 Act”). In response to unusual circumstances, such as adverse market, economic or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate tax-exempt securities), to maintain liquidity to meet shareholder redemptions, or to accommodate cash inflows, the Adviser may leave a portion of the Fund’s assets uninvested, or may invest in securities subject to state and/or federal income tax. The Adviser invests in securities subject to the AMT in an attempt to seek appropriate risk adjusted returns and provide diversification.
Under normal circumstances, the Fund will invest its assets so that at least 80% of its annual interest income will be exempt from federal regular income tax and the personal income taxes imposed by New York State and New York municipalities or so that at least 80% of its net assets is invested in obligations, the interest income from which is exempt from federal regular income tax and the personal income taxes imposed by New York State and New York municipalities. Only for purposes of compliance with Rule 35d-1, the Fund will invest its assets so that at least 80% of the income that it distributes will be exempt from federal regular income tax and the personal income taxes imposed by the State of New York and New York municipalities. These policies may not be changed without shareholder approval.
The Fund will count securities subject to the AMT toward satisfaction of the 80% basket in accordance with Rule 35d-1 under the 1940 Act.
What are the Main Risks of Investing in the Fund?
Pursuant to Rule 2a-7 the Fund is designated as a “retail” money market fund and is permitted to use amortized cost to value its portfolio securities and to transact at a stable $1.00 net asset value. As a retail money market fund, the Fund has adopted policies and procedures reasonably designed to limit investments in the Fund to accounts beneficially owned by natural persons.
All mutual funds take investment risks. Therefore, even though the Fund is a money market fund that seeks to maintain a stable NAV, it is possible to lose money by investing in the Fund. The primary factors that may negatively impact the Fund’s ability to maintain a stable NAV, delay the payment of redemptions by the Fund, or reduce the Fund’s daily dividends include:
■ Tax-Exempt Securities Risk. The securities in which the Fund invests may include those issued by state or local governments, other political subdivisions or authorities, or directly or indirectly supported by taxes, assessments, tolls, fees or other revenue collected by or otherwise derived from or through such issuers. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the Fund’s investments in tax-exempt securities. Changes in tax policy could adversely affect the tax-exempt status of securities held by the Fund.

■ Issuer Credit Risk. It is possible that interest or principal on securities will not be paid when due. Money market funds try to minimize this risk by purchasing higher-quality securities.
■ Counterparty Risk. A party to a transaction involving the Fund may fail to meet its obligations. This could cause the Fund to lose money or to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategies.
■ Risk Related to the Economy. The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets. Global economic, political and financial conditions, including geopolitical and other events (e.g., wars, sanctions and terrorism), legislative changes, industry or economic trends and developments, natural disasters or public health risks, such as epidemics or pandemics, may, from time to time, and for varying periods of time, have a significant effect on the economies of many nations, including the U.S., and financial markets generally and cause the Fund to experience volatility, illiquidity, loss of value, shareholder redemptions and/or other potentially adverse effects.
■ Liquidity Fees Risk. Pursuant to Rule 2a-7, the Fund may impose discretionary liquidity fees on redemptions subject to a determination by the Fund’s Board, or its delegate, that such a liquidity fee is in the Fund’s best interests. Such determination will be based on current market conditions and the Fund’s particular circumstances, and it is expected that such fee would be imposed, if at all, during periods of extraordinary market stress. If the Fund’s Board, including a majority of the Independent Trustees, or its delegate, determines that imposing a liquidity fee is in the Fund’s best interests, the Fund will impose a discretionary liquidity fee not to exceed 2% of the value of the shares redeemed. The discretionary liquidity fee would be applied to all Fund redemptions and would remain in effect until the Fund’s Board, or its delegate, determines that the fee is no longer in the Fund’s best interests. If the Fund imposes a liquidity fee, depending on how the redemption order is communicated, the proceeds delivered may be for an amount that is less than the original redemption.
■ Interest Rate Risk. Prices of fixed-income securities (including tax-exempt securities) generally fall when interest rates rise. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates. Very low or negative interest rates magnify interest rate risk. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also is likely to be lower or the Fund may be unable to maintain a positive return, or yield, or a stable NAV.
■ Call Risk. The Fund’s performance may be adversely affected by the possibility that an issuer of a security held by the Fund may redeem the security prior to maturity at a price below or above its current market value.

■ Sector Risk. A substantial part of the Fund’s portfolio may be comprised of securities issued or credit enhanced by businesses with similar characteristics or by issuers located in the same state. As a result, the Fund will be more susceptible to any economic, business, political or other developments which generally affect these issuers or entities.
■ Tax Risk. In order to be tax exempt, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable. The Fund and the Adviser will rely on the opinions of issuers’ bond counsel on the tax-exempt status of interest on municipal bonds. The Fund and the Adviser do not guarantee or represent that such opinions are correct when issued or that underlying facts and circumstances will not change such that such opinions remain correct, and the Fund and the Adviser will not undertake independent investigations to review the bases for or ongoing effect of those tax opinions. Income from tax-exempt securities held by the Fund could also become taxable because of changes in tax laws or interpretations by taxing authorities, resulting in a higher tax liability for shareholders and potentially impacting Fund performance. The Fund may invest in securities whose interest is subject to state tax, federal regular income tax, or AMT. Consult your tax professional for more information.
■ Liquidity Risk. Liquidity risk is the risk that the Fund will experience significant net redemptions of Fund Shares at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.
■ Credit Enhancement Risk. The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). If the credit quality of the credit enhancement provider (for example, a bank or bond insurer) is downgraded, a security credit enhanced by such credit enhancement provider also may be downgraded. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund, as the Fund may invest in securities credit enhanced by banks or by bond insurers without limit.
■ Risk Associated with Investing Share Purchase Proceeds. On days during which there are net purchases of Fund Shares, the Fund must invest the proceeds at prevailing market yields or hold cash. If the yield of the securities purchased is less than that of the securities already in the Fund’s portfolio, or if the Fund holds cash, the Fund’s yield will likely decrease. Conversely, net purchases on days on which short-term yields rise will likely cause the Fund’s yield to increase. In the event of significant changes in short-term yields or significant net purchases, the Fund retains the discretion to close to new investments. However, the Fund is not required to close, and no assurance can be given that this will be done in any given circumstance.

■ Risk Associated with Use of Amortized Cost. In the unlikely event that the Fund’s Board of Trustees (“Board”) were to determine, pursuant to Rule 2a-7, that the extent of the deviation between the Fund’s amortized cost per share and its market-based NAV per share may result in material dilution or other unfair results to shareholders, the Board will cause the Fund to take such action as it deems appropriate to eliminate or reduce to the extent practicable such dilution or unfair results.
■ Additional Factors Affecting Yield. There is no guarantee that the Fund will provide a certain level of income or that any such income will exceed the rate of inflation. Further, the Fund’s yield will vary. Periods of very low or negative interest rates impact, in a negative way, the Fund’s ability to maintain a positive return, or yield, or pay dividends to Fund shareholders.
■ New York Risk. Because the Fund will invest a significant portion of its assets in securities of New York issuers, an investment in the Fund may involve additional risks compared to a fully diversified money market fund that invests in multiple states, and the Fund’s performance also may be negatively impacted by other local, state or regional factors. For example, natural disasters may affect the creditworthiness of municipal issuers or otherwise disrupt the local, state or regional economy or certain sectors of the economy. The economies of New York State and New York City are diversified across the finance, insurance, real estate, entertainment and services sectors. Any downturn in these sectors or related industries may adversely affect the economy of the state.
■ Technology Risk. The Adviser uses various technologies in managing the Fund, consistent with its investment objective(s) and strategy described in this Prospectus. For example, proprietary and third-party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.
Performance: Bar Chart and Table
Risk/Return Bar Chart
The bar chart and performance table below reflect historical performance data for the Fund and are intended to help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s CII class total returns on a calendar year-by-year basis. The Average

Annual Total Return Table shows returns averaged over the stated periods. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedHermes.com/us or by calling 1-800-341-7400.

Within the periods shown in the bar chart, the Fund’s CII class highest quarterly return was 0.74% (quarter ended June 30, 2024). Its lowest quarterly return was 0.00% (quarter ended March 31, 2022).
Average Annual Total Return Table
The following table represents the Fund’s CII class Average Annual Total Returns for the calendar period ended December 31, 2025.
Share Class	1 Year	5 Years	10 Years
CII:	2.16%	1.65%	1.02%
The Fund’s CII class 7-Day Net Yield as of December 31, 2025, was 2.48%. You may go to FederatedHermes.com/us or call the Fund at 1-800-341-7400 for the current 7-Day Net Yield.
FUND MANAGEMENT
The Fund’s Investment Adviser is Federated Investment Management Company.
Purchase and Sale of Fund Shares
The minimum initial investment amount for the Fund’s CII class is generally $10,000 and there is no minimum subsequent investment amount. Certain types of accounts are eligible for lower minimum investments. The minimum investment amount for Systematic Investment Programs is $50.
Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. If an intermediary’s aggregate account (omnibus account) meets the Fund’s investment minimum requirements, there is no minimum requirement for the underlying sub-accounts. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.

You may purchase, redeem or exchange Shares of the Fund on any day the New York Stock Exchange (NYSE) is open. Shares may be purchased through a financial intermediary or directly from the Fund, by wire or by check. Please note that certain purchase restrictions may apply. Redeem or exchange Shares through a financial intermediary or directly from the Fund by telephone at 1-800-341-7400 or by mail.
The Fund operates as a retail money market fund. Accordingly, only accounts beneficially owned by natural persons (“Eligible Accounts”) may be invested in the Fund. Accounts that are not Eligible Accounts are not permitted to invest in the Fund and will be redeemed in accordance with policies and procedures adopted by the Fund’s Board.
Neither the Fund nor the Adviser will be responsible for any loss of income in an investor’s account or tax liability resulting from an involuntary redemption.
TAX INFORMATION
It is anticipated that Fund distributions will be primarily dividends that are exempt from federal regular income tax, although a portion of the Fund’s dividends may not be tax exempt. Dividends may be subject to state and local taxes (except for New York taxes, to the extent derived from New York tax-exempt investments and eligible for tax-exempt treatment under New York law). Although the Fund does not seek to realize capital gains, the Fund may realize and distribute capital gains from time to time as a result of the Fund’s normal investment activities. Any Fund distributions of capital gains are taxable at applicable capital gains rates. The Fund is generally not a suitable investment for retirement accounts. Interest from the Fund’s investments and the Fund’s distributions to shareholders may be subject to AMT.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Federated Hermes New York Municipal Cash Trust
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Investment Company Act File No. 811-5950
CUSIP 60934N310
Q450434 (2/26)
© 2026 Federated Hermes, Inc.